UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21539

First Trust Senior Floating Rate Income Fund II
(Exact name of registrant as specified in charter)

120 East Liberty Drive
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust
Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
For the Six Months Ended
November 30, 2023

First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Letter from the Chairman and CEO
November 30, 2023
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Senior Floating Rate Income Fund II (the “Fund”), which contains detailed information about the Fund for the six months ended November 30, 2023.
Rising prices and the direction of central bank policy continue to dominate headlines on a global scale. As of December 12, 2023, just one of the eleven countries that comprise the so-called “Group of Ten” had a rate of inflation that was below its target for the metric. To rein in these price increases, central banks across the globe have been implementing more restrictive monetary policies. Over the past twelve months, the Federal Reserve (the “Fed”) increased the Federal Funds target rate (upper bound) from 4.00% (where it stood on November 30, 2022) to 5.50% as of November 30, 2023. Inflation, as measured by the 12-month change in the rate of the Consumer Price Index, stood at 3.1% at the end of November 2023, marking the thirty-third consecutive month that the metric has been elevated above the Fed’s stated goal of 2.0%.
As many investors are likely aware, tighter monetary policy often leads to lower economic growth. In their October 2023 publication of the World Economic Outlook, the International Monetary Fund projected that the growth in world economic output is expected to slow from 3.5% in 2022 to 2.9% in 2024. The economic growth in advanced economies is projected to plummet from 2.6% in 2022 to 1.4% over the same period. The impact of higher rates on consumers and businesses cannot be overstated. For consumers, rising interest rates typically increase the cost of borrowing for large purchases, such as homes and automobiles. Assuming a 20% down payment, the rise in mortgage rates since the Fed began its current tightening cycle amounts to a 31% increase in monthly interest payments on a new 30-year mortgage for the median new home, according to Brian Wesbury, Chief Economist at First Trust. For corporations, the rising cost of debt financing often leads to a contraction in business investment as free capital dries up and expansion projects slow. Refinitiv Lipper reported that the value of global merger and acquisitions activity stood at just $2.38 trillion year-to-date through October 2023, representing a decline of 20% compared to the same period last year and the lowest January to October total in a decade.
The financial markets battled a myriad of headwinds over the past year, from geopolitical uncertainty resulting from war (the conflicts between Israel and Hamas and Russia and Ukraine) to sticky inflation and the looming threat of an economic recession. While calls for a recession may concern some investors, the following may offer solace. Data from Bloomberg reveals that the S&P 500® Index has posted positive total returns over the 3-year period following every recession since 1948.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE”
As of November 30, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FCT
Common Share Price	$9.78
Common Share Net Asset Value (“NAV”)	$11.11
Premium (Discount) to NAV	(11.97)%
Net Assets Applicable to Common Shares	$288,682,732
Current Monthly Distribution per Common Share(1)	$0.0970
Current Annualized Distribution per Common Share	$1.1640
Current Distribution Rate on Common Share Price(2)	11.90%
Current Distribution Rate on NAV(2)	10.48%

Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 11/30/23	1 Year Ended 11/30/23	5 Years Ended 11/30/23	10 Years Ended 11/30/23	Inception (5/25/04) to 11/30/23
Fund Performance(3)
NAV(4)	7.45%	11.91%	4.80%	4.66%	4.40%
Market Value	8.44%	6.74%	5.21%	3.59%	3.47%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index(5)	7.07%	11.94%	4.91%	4.29%	4.76%
(1)	Most recent distribution paid through November 30, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund’s sub-advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund’s portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s NAV of approximately $0.046 per share on that date, which represented a positive impact on the Fund’s performance of 0.42%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been 7.45%, 11.41%, 4.70%, 4.61%, and 4.37%, in the 6-month, one-year, five-year, ten-year and since inception periods ended November 30, 2023, respectively.
(5)	Formerly, “S&P/LSTA Leveraged Loan Index.”

First Trust Senior Floating Rate Income Fund II (FCT)
“AT A GLANCE” (Continued)
As of November 30, 2023 (Unaudited)
Credit Quality (S&P Ratings)(6)	% of Senior Loans and other Debt Securities(7)
BBB-	9.5%
BB+	4.4
BB	2.3
BB-	9.3
B+	21.3
B	34.5
B-	14.9
CCC+	3.1
Not Rated	0.7
Total	100.0%

Top 10 Issuers	% of Total Long-Term Investments(7)
Verscend Technologies, Inc. (Cotiviti)	3.4%
Charter Communications Operating, LLC	2.9
HUB International Limited	2.9
SS&C Technologies Holdings, Inc.	2.8
Nexstar Broadcasting, Inc.	2.7
Clarivate Analytics PLC (Camelot)	2.7
Zelis Payments Buyer, Inc.	2.7
AssuredPartners, Inc.	2.6
Cablevision (aka CSC Holdings, LLC)	2.5
Alliant Holdings I, LLC	2.4
Total	27.6%
Industry Classification	% of Total Long-Term Investments(7)
Software	20.7%
Insurance	16.5
Media	12.1
Health Care Technology	10.8
Hotels, Restaurants & Leisure	6.5
Commercial Services & Supplies	5.6
Health Care Providers & Services	5.4
Professional Services	3.5
Containers & Packaging	3.1
Diversified Telecommunication Services	2.4
Capital Markets	1.9
Wireless Telecommunication Services	1.6
Health Care Equipment & Supplies	1.5
Machinery	1.4
Aerospace & Defense	1.2
Electric Utilities	1.0
Trading Companies & Distributors	0.7
Diversified Consumer Services	0.7
Pharmaceuticals	0.6
Electronic Equipment, Instruments & Components	0.6
Diversified Financial Services	0.6
Specialty Retail	0.6
Life Sciences Tools & Services	0.3
Food Staples & Retailing	0.2
Construction & Engineering	0.2
IT Services	0.2
Building Products	0.1
Oil, Gas & Consumable Fuels	0.0*
Total	100.0%

*	Amount is less than 0.1%.

(6)	The ratings are by S&P Global Ratings except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(7)	Percentages are based on long-term positions. Money market funds are excluded.

Portfolio Commentary
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2023 (Unaudited)
Advisor
The First Trust Advisors L.P. (“First Trust”) Leveraged Finance Team is comprised of 18 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations personnel. As of November 30, 2023, the First Trust Leveraged Finance Team managed or supervised approximately $5.7 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including two closed-end funds, an open-end fund, and five exchange-traded funds on behalf of retail and institutional clients.
Portfolio Management Team
William Housey, CFA - Managing Director of Fixed Income, Senior Portfolio Manager
Jeffrey Scott, CFA - Senior Vice President, Portfolio Manager
Commentary
First Trust Senior Floating Rate Income Fund II
The primary investment objective of First Trust Senior Floating Rate Income Fund II (“FCT” or the “Fund”) is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”). Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. It is anticipated that at least 80% of the Fund’s Managed Assets are invested in lower grade debt instruments, although from time to time all of the Fund’s Managed Assets may be invested in such lower grade debt instruments. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
Market Recap
At the Federal Reserve’s (the “Fed”) June 2023 meeting, the Federal Open Market Committee (“FOMC”) held its target terminal Federal Funds target rate steady at 5.00-5.25%, leaving the target rate 500 basis points (“bps”) higher than it was in March 2022. Fed Chairman Jerome Powell was clear in saying that “inflation pressures continue to run high, and the process of getting inflation back down to 2.0% has a long way to go,” suggesting that future interest rate hikes remained under consideration. Shortly after, the FOMC raised its target for the Federal Funds target rate to 5.25-5.50% at the July 2023 meeting, and subsequently held this target rate steady at both the September and October 2023 meetings.
For the six-month period ended November 30, 2023, the 10-Year U.S. Treasury yield increased 69 bps from 3.64% to 4.33%. The 10-Year U.S. Treasury yield reached 4.99% in mid-October 2023 before retreating lower in the concluding weeks of the period. The S&P 500® Index closed at 4,568 on November 30, 2023, providing a 10.17% return over the period.
Senior Loan Market
Senior loan spreads over the 3-Month Term Secured Overnight Financing Rate (“SOFR”) decreased by 83 bps to S+525 bps during the six-month period ended November 30, 2023. The current spread is 8 bps above the senior loan market’s long-term average spread of S+517 bps (December 1997 – November 2023). Loan fund inflows totaled $200 million throughout the reporting period.
BB rated senior loans (+5.73%) underperformed both B rated (+7.88%) and CCC rated (+7.70%) senior loans in the six-month period ended November 30, 2023. The average price of the senior loan asset class increased from $92.89 at the beginning of the period to $95.29 at the end of the period.
Default rates, as measured by the Morningstar® LSTA® US Leveraged Loan Index (the “Index”), remained relatively unchanged throughout the period. During the last twelve-month period (“LTM”), the default rate of the senior loan market decreased from 1.58% at the beginning of the period to 1.48% at the end of the period, remaining well below the long-term average of 2.69%.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2023 (Unaudited)
Performance Analysis
		Average Annual Total Returns
	6 Months Ended 11/30/23	1 Year Ended 11/30/23	5 Years Ended 11/30/23	10 Years Ended 11/30/23	Inception (5/25/04) to 11/30/23
Fund Performance(1)
NAV(2)	7.45%	11.91%	4.80%	4.66%	4.40%
Market Value	8.44%	6.74%	5.21%	3.59%	3.47%
Index Performance
Morningstar® LSTA® US Leveraged Loan Index	7.07%	11.94%	4.91%	4.29%	4.76%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
The Fund returned(1) 7.45%, based on net asset value (“NAV”) and 8.44%, based on market price, during the six-month period ended November 30, 2023. The Index returned 7.07% over the same period. At the start of the period, the Fund’s market price represented a 12.77% discount to NAV, while at the end of the period, the Fund’s market price represented a 11.97% discount to NAV.
The Fund’s use of leverage drove outperformance in the six-month period ended November 30, 2023 as asset prices generated positive returns that exceeded the cost of leverage. The Fund strategically increased leverage from 14.43% of adjusted net assets (net assets plus borrowings) at the beginning of the period to 19.06% at the end of the period. The Fund also benefited from its overweight allocation to the Media and Entertainment industry(3). The Fund maintained an 11.32% average weight to the Media & Entertainment industry compared to the Index’s average weight of 6.92%. More specifically, the Fund’s overweight positions in both a provider of high-speed internet and cable television services, as well as a domestic broadcaster, drove its outperformance in the industry. The Fund’s security selection within the Telecommunications industry further supported its outperformance, specifically its position in a provider of fiber infrastructure. The Fund’s security selection within the Software & Services industry, as well as within the Healthcare Equipment & Services industry, partially offset these tailwinds. Within both industries, the Fund’s positions in high quality companies
(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.
(2)	On January 3, 2023, the fair value methodology used to value the senior loan investments held by the Fund was changed. Prior to that date, the senior loans were valued using the bid side price provided by a pricing service. After such date, the senior loans were valued using the midpoint between the bid and ask price provided by a pricing service. The change in the Fund’s fair value methodology on January 3, 2023, resulted in a one-time increase in the Fund’s NAV of approximately $0.046 per share on that date, which represented a positive impact on the Fund’s performance of 0.42%. Without the change to the pricing methodology, the performance of the Fund on a NAV basis would have been 7.45%, 11.41%, 4.70%, 4.61%, and 4.37%, in the 6-month, one-year, five-year, ten-year and since inception periods ended November 30, 2023, respectively.
(3)	Industry sector classifications for performance attribution are based on the Morningstar® LSTA® US Leveraged Loan Index’s GICS Industry Group.

Portfolio Commentary (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
Semi-Annual Report
November 30, 2023 (Unaudited)
generated strong positive returns yet trailed the Index’s performance. The Fund’s underweight allocation to, and security selection within, CCC rated assets proved a tailwind to performance, while the Fund’s security selection within B rated assets, and its overweight allocation to BBB rated assets, proved headwinds to performance.
The Fund held 154 individual positions diversified across 28 industries at the end of the reporting period, compared to 152 individual positions across 28 industries at the beginning of the period. Software (20.72%), Insurance (16.52%), and Media (12.06%) represented the Fund’s top three industry exposures at the end of the period. The Fund’s allocation to high-yield bonds remained relatively flat with high-yield bond exposure of 7.84% at the end of the reporting period. The Fund’s duration also remained relatively flat, finishing the reporting period at 0.53 years.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy but may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.0920 per share and ended the period at $0.0970 per share. At the $0.0970 per share monthly distribution rate, the annualized distribution rate was 10.48% based on NAV and 11.90% based on market price as of November 30, 2023. The Fund’s distributions throughout the reporting period consisted of net investment income earned by the Fund. Certain distributions may have also included return of capital or short-term capital gains. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
The Fund experienced no defaults in the LTM, compared to 23 defaults within the Index over the same period. The Fund has experienced 13 defaults since the Leverage Finance Investment Team began managing the Fund in October 2010; this compares to 196 within the broad Index over the same period. The Fund’s LTM default rate of 0.00% compares to the Index’s LTM default rate of 1.48% at the end of the period.
Market and Fund Outlook
Our market framework centers on our view that the Fed’s interest rate hiking cycle is nearing its end and may be shifting towards interest rate cuts in 2024. Interest rate cuts would present a headwind to the floating rate asset classes. Moreover, we view today’s fixed income markets as significantly more balanced when it comes to income and interest rate risk. Elevated yields continue to support future positive returns in fixed income, in our view. However, we expect market volatility to continue as investors attempt to gauge the likelihood of a recession. Consequently, within our strategies, we favor higher credit quality and defensive positioning, with overweight allocations to sectors we believe will exhibit limited cyclicality. We believe higher interest rates have created attractive opportunities in the corporate credit landscape; as we assess such market opportunities, we continue to employ our bottom-up credit underwriting process and rigorous approach to risk management.

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments
November 30, 2023 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) – 113.6%
	Aerospace & Defense – 1.5%
$4,000,000	Transdigm, Inc., Term Loan H, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.64%	02/22/27	$4,008,040
399,646	Transdigm, Inc., Term Loan J, 1 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.60%	02/28/31	399,758
				4,407,798
	Application Software – 17.2%
622,868	Applied Systems, Inc., 2026 Term Loan, 3 Mo. CME Term SOFR + 4.50%, 0.50% Floor	9.89%	09/19/26	625,839
656,256	CCC Intelligent Solutions, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.50% Floor	7.71%	09/21/28	657,008
1,512,018	ConnectWise, LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.96%	09/30/28	1,480,266
3,081,254	Epicor Software Corp., First Lien Term Loan C, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.71%	07/30/27	3,091,298
4,341,215	Gainwell Acquisition Corp. (fka Milano), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	9.49%	10/01/27	4,196,500
2,672,025	Greeneden U.S. Holdings II, LLC (Genesys Telecommunications Laboratories, Inc.), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.75% Floor	9.46%	12/01/27	2,678,398
4,520,035	Informatica Corp., Initial Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	8.21%	10/29/28	4,518,340
1,292,264	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2020 June New Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 1.00% Floor	9.21%	09/15/24	1,295,230
1,265,863	Internet Brands, Inc. (Web MD/MH Sub I. LLC), 2nd Lien Term Loan, 1 Mo. CME Term SOFR + 6.25%, 0.00% Floor	11.60%	02/23/29	1,151,936
2,432,385	Internet Brands, Inc. (Web MD/MH Sub I. LLC), Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.00% Floor	9.19%	09/15/24	2,436,945
68,982	ION Trading Technologies Limited, Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	10.24%	04/01/28	68,661
4,756,223	LogMeIn, Inc. (GoTo Group, Inc.), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.00% Floor	10.28%	08/31/27	3,162,888
1,925,555	McAfee Corp. (Condor Merger Sub, Inc.), Tranche B-1 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.50% Floor	9.17%	02/28/29	1,907,339
357,526	N-Able, Inc., Term Loan B, 3 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	8.40%	07/19/28	357,973
2,033,473	Open Text Corporation (GXS), 2023 Replacement Term Loan, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	8.20%	01/31/30	2,038,811
5,121,768	Open Text Corporation (GXS), Term Loan B, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.20%	05/30/25	5,132,293
416,986	PowerSchool Holdings, Inc. (Severin), Extended Term Loan, 3 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.63%	08/01/27	417,508
405,613	Qlik Technologies (Project Alpha Intermediate Holding, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 4.75%, 0.50% Floor	10.09%	10/31/30	399,528
912,941	RealPage, Inc., Second Lien Term Loan, 1 Mo. CME Term SOFR + CSA + 6.50%, 0.75% Floor	11.96%	04/22/29	910,659
5,673,594	RealPage, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.46%	04/24/28	5,541,825
3,058,080	SolarWinds Holdings, Inc., Extended Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.10%	02/05/27	3,059,472
483,857	Solera Holdings, Inc. (Polaris Newco), Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.50% Floor	9.46%	06/04/28	471,881
379,449	Ultimate Kronos Group (UKG, Inc.), 2021 Term Loan, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.76%	05/03/26	380,160
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2023 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Application Software (Continued)
$1,781,654	Ultimate Kronos Group (UKG, Inc.), Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.75%, 0.00% Floor	9.23%	05/03/26	$1,788,407
1,994,832	Veeam Software Holdings Limited (VS Buyer, LLC), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	8.70%	02/28/27	1,994,832
				49,763,997
	Asset Management & Custody Banks – 2.4%
3,297,652	Edelman Financial Engines Center, LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.75% Floor	8.96%	04/07/28	3,269,919
3,529,299	Edelman Financial Engines Center, LLC, Term Loan Second Lien, 1 Mo. CME Term SOFR + CSA + 6.75%, 0.00% Floor	12.21%	07/20/26	3,520,475
				6,790,394
	Broadcasting – 5.5%
311,062	E.W. Scripps Company, Tranche B-3 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.75% Floor	8.46%	01/07/28	302,034
2,376,766	Gray Television, Inc., Term Loan E, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.93%	01/02/26	2,375,779
3,101,009	iHeartCommunications, Inc., Second Amendment Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.71%	05/01/26	2,589,994
1,199,070	iHeartCommunications, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.00% Floor	8.46%	05/01/26	1,008,555
6,811,673	Nexstar Broadcasting, Inc., Incremental Term Loan B-4, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.96%	09/19/26	6,815,931
3,269,964	Sinclair Television Group, Inc., Term Loan B-2, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.00% Floor	7.96%	09/30/26	2,863,262
11,499	Univision Communications, Inc., 2021 Replacement New First Lien Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.71%	03/15/26	11,504
				15,967,059
	Building Products – 0.1%
262,167	Hunter Douglas, Inc. (Solis), Term Loan B, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.88%	02/25/29	254,161
	Cable & Satellite – 3.7%
7,288,392	Cablevision (aka CSC Holdings, LLC), March 2017 Term Loan B-1, 1 Mo. LIBOR + 2.25%, 0.00% Floor	7.69%	07/17/25	7,144,447
9,408	Charter Communications Operating, LLC, Term Loan B1, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.10%	04/30/25	9,417
3,537,291	Charter Communications Operating, LLC, Term Loan B1, 3 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.13%	04/30/25	3,540,793
				10,694,657
	Casinos & Gaming – 0.9%
2,394,441	Golden Nugget, Inc. (Fertitta Entertainment, LLC), Initial Term Loan B, 1 Mo. CME Term SOFR + 4.00%, 0.50% Floor	9.35%	01/27/29	2,380,230
215,235	Scientific Games Holdings L.P. (Scientific Games Lottery), Initial Dollar Term Loan, 3 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.91%	04/04/29	214,476
				2,594,706
	Coal & Consumable Fuels – 0.0%
21,253	Arch Coal, Inc., Term Loan B, 3 Mo. LIBOR + 2.75%, 1.00% Floor	8.48%	03/07/24	21,160

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2023 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Commercial Printing – 1.1%
$3,483,825	Multi-Color Corp. (LABL, Inc.), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 5.00%, 0.50% Floor	10.45%	10/29/28	$3,302,108
	Construction & Engineering – 0.3%
775,746	APi Group DE, Inc., Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.00% Floor	7.71%	10/01/26	778,294
	Diversified Financial Services – 0.5%
1,492,000	Worldpay (GTCR W Merger Sub, LLC/Boost Newco, LLC), Initial USD Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.50% Floor	8.35%	12/31/30	1,492,186
	Education Services – 0.5%
1,417,087	Ascensus Holdings, Inc. (Mercury), First Lien Term Loan, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.96%	08/02/28	1,409,413
	Electric Utilities – 1.2%
3,439,530	PG&E Corp., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.46%	06/23/25	3,446,788
	Electronic Equipment & Instruments – 0.8%
1,354,259	Chamberlain Group, Inc. (Chariot), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.70%	11/03/28	1,328,866
861,026	Verifone Systems, Inc., Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.64%	08/20/25	819,538
				2,148,404
	Environmental & Facilities Services – 1.1%
3,235,582	GFL Environmental, Inc., 2023 Refinancing Term Loan, 3 Mo. CME Term SOFR + 2.50%, 0.50% Floor	7.91%	05/31/27	3,247,716
	Food Distributors – 0.3%
813,856	US Foods, Inc., Incremental B-2019 Term Loan, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.00% Floor	7.46%	09/13/26	815,256
	Health Care Facilities – 2.8%
2,490,270	Ardent Health Services, Inc. (AHP Health Partners, Inc.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.96%	08/24/28	2,486,635
638,796	Gentiva Health Services, Inc. (Kindred at Home/Charlotte Buyer), Initial Term B Loan, 1 Mo. CME Term SOFR + 5.25%, 0.50% Floor	10.57%	02/11/28	639,150
4,958,720	Select Medical Corp., Tranche B-1, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.35%	03/06/27	4,966,456
				8,092,241
	Health Care Services – 3.2%
2,610,197	CHG Healthcare Services, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.71%	09/30/28	2,605,798
2,630,000	DaVita, Inc., Tranche B-1 Term Loan, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.21%	08/12/26	2,626,423
2,595,686	ExamWorks Group, Inc. (Electron Bidco), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.46%	11/01/28	2,597,309
1,970,037	Global Medical Response, Inc. (fka Air Medical), 2021 Refinancing Term Loan, 3 Mo. CME Term SOFR + CSA + 4.25%, 1.00% Floor	9.93%	10/02/25	1,495,041
				9,324,571
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2023 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Health Care Supplies – 1.8%
$5,247,681	Medline Borrower, L.P. (Mozart), Initial Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.50% Floor	8.46%	10/21/28	$5,254,608
	Health Care Technology – 13.4%
4,825,809	athenahealth, Inc. (Minerva Merger Sub, Inc.), Term Loan B, 1 Mo. CME Term SOFR + 3.25%, 0.50% Floor	8.60%	02/15/29	4,754,097
998,538	Ciox Health (Healthport/CT Technologies Intermediate Holdings, Inc.), New Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.75% Floor	9.71%	12/16/25	951,731
1,789,741	Ensemble RCM, LLC (Ensemble Health), Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.75%, 0.00% Floor	9.23%	08/01/26	1,793,257
4,228,263	Mediware (Wellsky/Project Ruby Ultimate Parent Corp.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.71%	03/10/28	4,200,949
4,985,519	Navicure, Inc. (Waystar Technologies, Inc.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.46%	10/23/26	5,004,838
12,218,894	Verscend Technologies, Inc. (Cotiviti), New Term Loan B-1, 1 Mo. CME Term SOFR + CSA + 4.00%, 0.00% Floor	9.46%	08/27/25	12,248,159
9,559,614	Zelis Payments Buyer, Inc., New Term Loan B-1, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	8.96%	09/30/26	9,577,968
				38,530,999
	Hotels, Resorts & Cruise Lines – 2.3%
456,011	Alterra Mountain Co., Term Loan B-2, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.96%	08/17/28	457,152
5,882,015	Four Seasons Holdings, Inc., 2023 Repricing Term Loan, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.95%	11/30/29	5,901,514
395,964	Wyndham Hotels & Resorts, Inc., Extended Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	7.70%	05/25/30	397,090
				6,755,756
	Industrial Machinery & Supplies & Components – 1.7%
1,542,204	Copeland (Emerald Debt Merger Sub, LLC/EMRLD), Initial Term Loan, 1 Mo. CME Term SOFR + 3.00%, 0.00% Floor	8.35%	05/31/30	1,545,196
946,663	Filtration Group Corp., 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.96%	10/21/28	946,862
1,766,188	Filtration Group Corp., 2023 Extended Term Loan, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.50% Floor	9.71%	10/21/28	1,771,336
612,510	TK Elevator Newco GMBH (Vertical U.S. Newco, Inc.), New Term Loan B1 (USD), 6 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	9.38%	07/31/27	612,988
				4,876,382
	Insurance Brokers – 18.8%
2,521,570	Alliant Holdings I, LLC, Term Loan B-4, 1 Mo. LIBOR + 3.50%, 0.50% Floor	8.96%	11/06/27	2,526,651
6,090,639	Alliant Holdings I, LLC, Term Loan B-5, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.83%	11/06/27	6,104,282
3,712,031	Amwins Group, Inc., Feb. 2023 Incremental Term Loan, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.75% Floor	8.21%	02/19/28	3,724,411
1,984,703	Amwins Group, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.75% Floor	7.71%	02/19/28	1,984,802
470,640	AssuredPartners, Inc., 2021 Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.96%	02/12/27	470,935
1,800,222	AssuredPartners, Inc., Incremental Term Loan 2022, 1 Mo. CME Term SOFR + 3.50%, 0.50% Floor	8.85%	02/12/27	1,801,635

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2023 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Insurance Brokers (Continued)
$6,379,193	AssuredPartners, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	8.96%	02/12/27	$6,381,585
107,090	AssuredPartners, Inc., Term Loan B-4, 1 Mo. CME Term SOFR + 3.75%, 0.50% Floor	9.10%	02/13/27	107,372
3,752,897	BroadStreet Partners, Inc., Initial Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.00% Floor	8.46%	01/27/27	3,752,541
362,130	BroadStreet Partners, Inc., Term Loan B-3, 1 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.35%	01/26/29	362,743
25,259	HUB International Limited, 2023 Refinancing Term Loan B-5, 2 Mo. CME Term SOFR + 4.25%, 0.75% Floor	9.66%	06/20/30	25,389
10,078,455	HUB International Limited, 2023 Refinancing Term Loan B-5, 3 Mo. CME Term SOFR + 4.25%, 0.75% Floor	9.66%	06/20/30	10,130,460
60,462	Hyperion Insurance Group Limited (aka - Howden Group), 2023 USD Term Loan, 1 Mo. CME Term SOFR + 4.00%, 0.50% Floor	9.35%	04/18/30	60,548
71,095	Hyperion Insurance Group Limited (aka - Howden Group), 2023 USD Term Loan, 2 Mo. CME Term SOFR + 4.00%, 0.50% Floor	9.38%	04/18/30	71,197
1,600,000	IMA Financial Group, Inc., Term Loan B-1, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.50% Floor	9.21%	11/01/28	1,598,000
2,741,253	National Financial Partners Corp. (NFP), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	8.71%	02/13/27	2,734,962
3,166,774	OneDigital Borrower, LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.25%, 0.50% Floor	9.70%	11/16/27	3,160,836
3,051,809	Ryan Specialty Group, LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.75% Floor	8.45%	09/01/27	3,061,346
1,712,463	USI, Inc. (fka Compass Investors, Inc.), 2022 New Term Loan, 3 Mo. CME Term SOFR + 3.75%, 0.50% Floor	9.14%	11/22/29	1,714,423
4,391,858	USI, Inc. (fka Compass Investors, Inc.), 2023 Refi Tranche, 2 Mo. CME Term SOFR + 3.25%, 0.00% Floor	8.64%	09/29/30	4,392,187
				54,166,305
	Integrated Telecommunication Services – 2.8%
3,344,618	Numericable (Altice France SA or SFR), Term Loan B-11, 3 Mo. LIBOR + 2.75%, 0.00% Floor	8.39%	07/31/25	3,268,761
997,487	Numericable (Altice France SA or SFR), Term Loan B-12, 3 Mo. LIBOR + 3.69%, 0.00% Floor	9.34%	01/31/26	937,843
1,226,570	Zayo Group Holdings, Inc., Incremental Term Loan B-2, 1 Mo. CME Term SOFR + 4.33%, 0.50% Floor	9.67%	03/09/27	1,052,716
3,255,696	Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.00% Floor	8.46%	03/09/27	2,791,938
				8,051,258
	IT Consulting & Other Services – 0.2%
575,530	CDK Global Inc.(Central Parent, Inc.), Term Loan B, 3 Mo. CME Term SOFR + 4.00%, 0.00% Floor	9.41%	07/06/29	576,546
	Life Sciences Tools & Services – 0.4%
1,248,615	WCG Purchaser Corp. (WIRB- Copernicus Group), Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.00%, 1.00% Floor	9.46%	01/08/27	1,231,134
	Managed Health Care – 0.3%
823,650	Multiplan, Inc. (MPH), Term Loan B, 3 Mo. CME Term SOFR + CSA + 4.25%, 0.50% Floor	9.90%	08/31/28	784,115
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2023 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Metal, Glass & Plastic Containers – 0.8%
$352,058	Berry Global, Inc., Term Loan Z, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.19%	07/01/26	$352,753
2,049,584	ProAmpac PG Borrower, LLC, First Lien Term Loan, 3 Mo. CME Term SOFR + 4.50%, 0.75% Floor	9.87%-9.89%	09/15/28	2,039,337
				2,392,090
	Office Services & Supplies – 2.4%
6,914,841	Dun & Bradstreet Corp., New Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.00% Floor	8.19%	02/08/26	6,924,591
	Other Specialty Retail – 0.7%
2,189,725	Petco Health and Wellness Company, Inc., Initial Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.90%	03/03/28	2,078,421
	Paper & Plastic Packaging Products & Materials – 3.0%
4,576,951	Graham Packaging Company L.P., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.75% Floor	8.46%	08/04/27	4,571,894
1,101,662	Pactiv LLC/Evergreen Packaging, LLC (fka Reynolds Group Holdings), Term Loan B-2, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	8.71%	02/05/26	1,104,625
2,942,761	Pactiv LLC/Evergreen Packaging, LLC (fka Reynolds Group Holdings), Tranche B-3 U.S. Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.71%	09/24/28	2,947,190
				8,623,709
	Pharmaceuticals – 0.7%
247,462	Nestle Skin Health (Sunshine Lux VII SARL/Galderma), 2021 Term Loan B-3, 3 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	9.24%	10/02/26	248,545
1,783,342	Parexel International Corp. (Phoenix Newco), First Lien Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.71%	11/15/28	1,783,850
				2,032,395
	Property & Casualty Insurance – 1.3%
3,821,731	Sedgwick Claims Management Services, Inc., 2023 Term Loan B, 1 Mo. CME Term SOFR + 3.75%, 0.00% Floor	9.10%	02/24/28	3,831,057
	Research & Consulting Services – 4.4%
1,131,057	AlixPartners, LLP, Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.75%, 0.50% Floor	8.21%	02/04/28	1,133,811
7,669,659	Clarivate Analytics PLC (Camelot), Amendment No. 2 Incremental Term Loan, 1 Mo. CME Term SOFR + CSA + 3.00%, 1.00% Floor	8.46%	10/31/26	7,688,832
1,940,360	Clarivate Analytics PLC (Camelot), Initial Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.00% Floor	8.46%	10/31/26	1,943,998
716,251	J.D. Power (Project Boost Purchaser, LLC), 2021 Incremental Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.96%	05/30/26	715,356
992,248	J.D. Power (Project Boost Purchaser, LLC), Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.00% Floor	8.96%	05/30/26	992,303
139,000	Veritext Corporation (VT TopCo, Inc.), Initial Term Loan B, 1 Mo. CME Term SOFR + 4.25%, 0.50% Floor	9.60%	08/10/30	139,334
				12,613,634

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2023 (Unaudited)
Principal Value	Description	Rate (a)	Stated Maturity (b)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (c) (Continued)
	Restaurants – 4.4%
$6,587,009	1011778 B.C. Unlimited Liability Company (Restaurant Brands) (aka Burger King/Tim Horton’s), Term B-5 Loan, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	7.60%	09/21/30	$6,570,048
5,554,073	IRB Holding Corp. (Arby’s/Inspire Brands), 2022 Replacement Term B Loan, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.75% Floor	8.45%	12/15/27	5,552,990
555,645	Whatabrands, LLC, Term Loan B, 1 Mo. LIBOR + CSA + 3.00%, 0.50% Floor	8.46%	08/03/28	556,078
				12,679,116
	Security & Alarm Services – 1.6%
4,549,406	Garda World Security Corp., Term Loan B-2, 3 Mo. CME Term SOFR + CSA + 4.25%, 0.00% Floor	9.75%	10/30/26	4,548,792
	Specialized Consumer Services – 0.3%
916,972	Asurion, LLC, New B-8 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.00% Floor	8.71%	12/23/26	905,858
	Specialized Finance – 0.2%
841,738	Radiate Holdco, LLC (Astound), Amendment No. 6 Term Loan, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.75% Floor	8.71%	09/25/26	650,394
	Systems Software – 6.2%
6,149,574	BMC Software Finance, Inc. (Boxer Parent), 2021 Replacement Dollar Term Loan, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.00% Floor	9.21%	10/02/25	6,157,538
1,872,094	Gen Digital, Inc. (fka NortonLifeLock, Inc.), Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.00%, 0.50% Floor	7.45%	09/12/29	1,869,857
2,371,802	Idera, Inc., Initial Term Loan, 3 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	9.28%	03/02/28	2,349,779
876,944	Proofpoint, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 3.25%, 0.50% Floor	8.71%	08/31/28	872,113
546,052	SS&C Technologies Holdings, Inc., Term Loan B-3, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.21%	04/16/25	546,781
511,058	SS&C Technologies Holdings, Inc., Term Loan B-4, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.21%	04/16/25	511,740
5,038,733	SS&C Technologies Holdings, Inc., Term Loan B-5, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.21%	04/16/25	5,045,536
408,867	SUSE (Marcel Bidco, LLC), New Term Loan B3, Daily SOFR + 4.50%, 0.50% Floor	9.83%	10/31/30	410,144
				17,763,488
	Trading Companies & Distributors – 0.8%
2,302,517	SRS Distribution, Inc., 2021 Refinancing Term Loan, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.96%	06/04/28	2,276,246
112,172	SRS Distribution, Inc., 2022 Refinancing Term Loan, 1 Mo. CME Term SOFR + CSA + 3.50%, 0.50% Floor	8.95%	06/04/28	110,945
				2,387,191
	Wireless Telecommunication Services – 2.0%
5,671,706	SBA Senior Finance II, LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 1.75%, 0.00% Floor	7.20%	04/11/25	5,685,375
	Total Senior Floating-Rate Loan Interests			327,894,123
	(Cost $330,216,761)
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2023 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (c) – 9.0%
	Application Software – 0.1%
$560,000	GoTo Group, Inc. (d)	5.50%	09/01/27	$331,064
	Broadcasting – 2.7%
1,000,000	Gray Television, Inc. (d)	5.88%	07/15/26	935,795
2,000,000	Gray Television, Inc. (d)	7.00%	05/15/27	1,819,510
3,043,000	Nexstar Media, Inc. (d)	5.63%	07/15/27	2,884,537
2,395,000	Sirius XM Radio, Inc. (d)	3.13%	09/01/26	2,205,699
				7,845,541
	Cable & Satellite – 2.9%
7,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp. (d)	5.13%	05/01/27	6,668,171
2,000,000	CSC Holdings, LLC (d)	7.50%	04/01/28	1,369,748
374,000	CSC Holdings, LLC (d)	11.25%	05/15/28	373,704
				8,411,623
	Casinos & Gaming – 0.4%
572,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Co., Inc. (d)	4.63%	01/15/29	508,654
572,000	VICI Properties, L.P. / VICI Note Co., Inc. (d)	4.25%	12/01/26	539,308
				1,047,962
	Health Care Facilities – 0.1%
450,000	Tenet Healthcare Corp.	5.13%	11/01/27	432,217
	Health Care Services – 0.3%
376,000	DaVita, Inc. (d)	4.63%	06/01/30	318,090
226,000	DaVita, Inc. (d)	3.75%	02/15/31	177,113
324,000	Global Medical Response, Inc. (d)	6.50%	10/01/25	240,071
				735,274
	Insurance Brokers – 0.3%
359,000	AmWINS Group, Inc. (d)	4.88%	06/30/29	323,368
500,000	AssuredPartners, Inc. (d)	7.00%	08/15/25	499,167
				822,535
	Integrated Telecommunication Services – 0.2%
769,000	Zayo Group Holdings, Inc. (d)	4.00%	03/01/27	587,567
	Systems Software – 2.0%
2,000,000	Boxer Parent Co., Inc. (d)	9.13%	03/01/26	2,002,625
4,007,000	SS&C Technologies, Inc. (d)	5.50%	09/30/27	3,881,542
				5,884,167
	Total Corporate Bonds and Notes			26,097,950
	(Cost $27,370,728)
FOREIGN CORPORATE BONDS AND NOTES (c) – 0.6%
	Application Software – 0.0%
22,000	Open Text Corp. (d)	3.88%	02/15/28	20,045
	Environmental & Facilities Services – 0.6%
1,554,000	GFL Environmental, Inc. (d)	3.75%	08/01/25	1,502,153
305,000	GFL Environmental, Inc. (d)	4.00%	08/01/28	272,457
				1,774,610
	Total Foreign Corporate Bonds and Notes			1,794,655
	(Cost $1,800,098)

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2023 (Unaudited)
Shares	Description	Value
COMMON STOCKS (c) – 0.1%
	Pharmaceuticals – 0.1%
150,392	Akorn, Inc. (e) (f) (g)	$169,191
	(Cost $1,724,086)
RIGHTS (c) – 0.0%
	Life Sciences Tools & Services – 0.0%
1	New Millennium Holdco, Inc., Corporate Claim Trust, no expiration date (g) (h) (i) (j)	0
1	New Millennium Holdco, Inc., Lender Claim Trust, no expiration date (g) (h) (i) (j)	0
	Total Rights	0
	(Cost $0)
	Total Investments – 123.3%	355,955,919
	(Cost $361,111,673)
	Outstanding Loans – (23.6)%	(68,000,000)
	Net Other Assets and Liabilities – 0.3%	726,813
	Net Assets – 100.0%	$288,682,732

(a)	Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the LIBOR, (ii) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (iii) the prime rate offered by one or more United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR or SOFR floor that establishes a minimum LIBOR or SOFR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical LIBOR or SOFR period, spread and floor, but different LIBOR or SOFR reset dates.
(b)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.
(c)	All of these securities are available to serve as collateral for the outstanding loans.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2023, securities noted as such amounted to $27,460,388 or 9.5% of net assets.
(e)	This issuer has filed for protection in bankruptcy court.
(f)	Security received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers (see Note 2D - Restricted Securities in the Notes to Financial Statements).
(g)	Non-income producing security.
(h)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At November 30, 2023, securities noted as such are valued at $0 or 0.0% of net assets.
(i)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(j)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).

Abbreviations throughout the Portfolio of Investments:
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Portfolio of Investments (Continued)
November 30, 2023 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 11/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Senior Floating-Rate Loan Interests*	$ 327,894,123	$ —	$ 327,894,123	$ —
Corporate Bonds and Notes*	26,097,950	—	26,097,950	—
Foreign Corporate Bonds and Notes*	1,794,655	—	1,794,655	—
Common Stocks*	169,191	—	169,191	—
Rights*	—**	—	—	—**
Total Investments	$ 355,955,919	$—	$ 355,955,919	$—**

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments that are fair valued by the Advisor’s Pricing Committee are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Assets and Liabilities
November 30, 2023 (Unaudited)
ASSETS:
Investments, at value	$ 355,955,919
Cash	5,801,610
Receivables:
Investment securities sold	3,519,354
Interest	1,354,600
Prepaid expenses	9,498
Total Assets	366,640,981
LIABILITIES:
Outstanding loans	68,000,000
Payables:
Investment securities purchased	9,475,977
Investment advisory fees	220,095
Interest and fees on loans	115,230
Audit and tax fees	42,461
Legal fees	40,121
Administrative fees	29,963
Shareholder reporting fees	14,702
Custodian fees	7,132
Transfer agent fees	3,330
Trustees’ fees and expenses	2,300
Financial reporting fees	771
Other liabilities	6,167
Total Liabilities	77,958,249
NET ASSETS	$288,682,732
NET ASSETS consist of:
Paid-in capital	$ 352,816,114
Par value	259,834
Accumulated distributable earnings (loss)	(64,393,216)
NET ASSETS	$288,682,732
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$11.11
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	25,983,388
Investments, at cost	$361,111,673
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Operations
For the Six Months Ended November 30, 2023 (Unaudited)
INVESTMENT INCOME:
Interest	$ 15,716,968
Other	46,740
Total investment income	15,763,708
EXPENSES:
Interest and fees on loans	2,098,398
Investment advisory fees	1,313,264
Administrative fees	112,668
Shareholder reporting fees	44,008
Audit and tax fees	38,581
Legal fees	36,838
Listing expense	12,688
Transfer agent fees	10,057
Trustees’ fees and expenses	9,495
Custodian fees	5,814
Financial reporting fees	4,625
Other	14,665
Total expenses	3,701,101
NET INVESTMENT INCOME (LOSS)	12,062,607
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	102,319
Net change in unrealized appreciation (depreciation) on:
Investments	6,953,077
Unfunded loan commitments	29,721
Net change in unrealized appreciation (depreciation)	6,982,798
NET REALIZED AND UNREALIZED GAIN (LOSS)	7,085,117
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 19,147,724

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statements of Changes in Net Assets
	Six Months Ended 11/30/2023 (Unaudited)	Year Ended 5/31/2023
OPERATIONS:
Net investment income (loss)	$ 12,062,607	$ 20,042,020
Net realized gain (loss)	102,319	(18,246,359)
Net change in unrealized appreciation (depreciation)	6,982,798	12,180,168
Net increase (decrease) in net assets resulting from operations	19,147,724	13,975,829
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(15,122,332)	(20,337,430)
Return of capital	—	(2,696,843)
Total distributions to shareholders	(15,122,332)	(23,034,273)
Total increase (decrease) in net assets	4,025,392	(9,058,444)
NET ASSETS:
Beginning of period	284,657,340	293,715,784
End of period	$ 288,682,732	$ 284,657,340
COMMON SHARES:
Common Shares at end of period	25,983,388	25,983,388
See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Statement of Cash Flows
For the Six Months Ended November 30, 2023 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$19,147,724
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(125,992,196)
Sales, maturities and paydown of investments	110,195,643
Net amortization/accretion of premiums/discounts on investments	(592,416)
Net realized gain/loss on investments	(102,319)
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	(6,982,798)
Changes in assets and liabilities:
Increase in interest receivable	(254,038)
Decrease in prepaid expenses	11,737
Increase in interest and fees payable on loans	3,480
Increase in investment advisory fees payable	7,134
Decrease in audit and tax fees payable	(27,418)
Increase in legal fees payable	27,572
Decrease in shareholder reporting fees payable	(9,910)
Increase in administrative fees payable	4,998
Increase in custodian fees payable	4,917
Increase in transfer agent fees payable	1,718
Decrease in trustees’ fees and expenses payable	(5,378)
Increase in other liabilities payable	2,003
Cash used in operating activities		$(4,559,547)
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(15,122,332)
Repayment of borrowings	(34,000,000)
Proceeds from borrowings	54,000,000
Cash provided by financing activities		4,877,668
Increase in cash		318,121
Cash at beginning of period		5,483,489
Cash at end of period		$5,801,610
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$2,094,918

See Notes to Financial Statements

First Trust Senior Floating Rate Income Fund II (FCT)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 11/30/2023 (Unaudited)	Year Ended May 31,
		2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 10.96	$ 11.30	$ 12.70	$ 12.46	$ 13.70	$ 14.05
Income from investment operations:
Net investment income (loss)	0.46 (a)	0.78	0.56	0.55	0.67	0.74
Net realized and unrealized gain (loss)	0.27	(0.23)	(0.99)	0.90	(0.97)	(0.36)
Total from investment operations	0.73	0.55	(0.43)	1.45	(0.30)	0.38
Distributions paid to shareholders from:
Net investment income	(0.58)	(0.79)	(0.57)	(0.56)	(0.69)	(0.73)
Return of capital	—	(0.10)	(0.40)	(0.69)	(0.25)	—
Total distributions paid to Common Shareholders	(0.58)	(0.89)	(0.97)	(1.25)	(0.94)	(0.73)
Common Share repurchases	—	—	—	0.04	—	—
Net asset value, end of period	$11.11	$10.96	$11.30	$12.70	$12.46	$13.70
Market value, end of period	$9.78	$9.56	$10.90	$12.60	$11.12	$11.98
Total return based on net asset value (b)	7.45%	6.01%	(3.64)%	13.51%	(1.38)%	3.44%
Total return based on market value (b)	8.44%	(4.14)%	(6.31)%	26.18%	0.65%	(2.17)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 288,683	$ 284,657	$ 293,716	$ 329,619	$ 332,267	$ 365,804
Ratio of total expenses to average net assets	2.58% (c)	2.08%	1.67%	1.70%	2.35%	2.53%
Ratio of total expenses to average net assets excluding interest expense	1.12% (c)	1.13%	1.24%	1.30%	1.26%	1.24%
Ratio of net investment income (loss) to average net assets	8.40% (c)	6.97%	4.64%	4.37%	4.98%	5.34%
Portfolio turnover rate	29%	67%	45%	78%	64%	58%
Indebtedness:
Total loans outstanding (in 000’s)	$ 68,000	$ 48,000	$ 116,000	$ 136,000	$ 119,000	$ 163,000
Asset coverage per $1,000 of indebtedness (d)	$ 5,245	$ 6,930	$ 3,532	$ 3,424	$ 3,792	$ 3,244

(a)	Based on average shares outstanding.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
1. Organization
First Trust Senior Floating Rate Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FCT” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its investment objectives by investing primarily in a portfolio of senior secured floating-rate corporate loans (“Senior Loans”)(1). Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a diversified portfolio of Senior Loans. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Senior Loans are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures approved by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act and rules thereunder. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
1)	the most recent price provided by a pricing service;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
2)	available market prices for the fixed-income security;
3)	the fundamental business data relating to the borrower;
4)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
5)	the type, size and cost of the security;
6)	the financial statements of the borrower, or the financial condition of the country of issue;
7)	the credit quality and cash flow of the borrower, or country of issue, based on the Pricing Committee’s, sub-advisor’s or portfolio manager’s analysis, as applicable, or external analysis;
8)	the information as to any transactions in or offers for the security;
9)	the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
10)	the coupon payments;
11)	the quality, value and salability of collateral, if any, securing the security;
12)	the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
13)	the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)	the borrower’s competitive position within the industry;
15)	the borrower’s ability to access additional liquidity through public and/or private markets; and
16)	other relevant factors.
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2023, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized to the earliest call date of each respective borrowing.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At November 30, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees, if any, are included in “Other” on the Statement of Operations. As of November 30, 2023, the Fund had no unfunded loan commitments.
D. Restricted Securities
The Fund holds restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2023, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.
Security	Acquisition Date	Shares	Current Price	Carrying Cost	Value	% of Net Assets
Akorn, Inc.	10/15/2020	150,392	$1.13	$1,724,086	$169,191	0.06%
E. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended May 31, 2023, was as follows:
Distributions paid from:
Ordinary income	$20,337,430
Capital gains	—
Return of capital	2,696,843
As of May 31, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(56,234,585)
Net unrealized appreciation (depreciation)	(12,184,023)
Total accumulated earnings (losses)	(68,418,608)
Other	—
Paid-in capital	353,075,948
Total net assets	$284,657,340

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At May 31, 2023, the Fund had $56,234,585 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended May 31, 2023, the Fund did not incur any late year capital losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of November 30, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of November 30, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$361,111,673	$1,851,667	$(7,007,421)	$(5,155,754)
G. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in

Notes to Financial Statements (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended November 30, 2023, were $103,171,350 and $102,955,008, respectively.
5. Borrowings
The Fund has a credit agreement (the “Credit Agreement”) with The Bank of Nova Scotia (“Scotia”) that provides a secured line of credit for the Fund. The maximum commitment amount is $138,000,000. Under the Credit Agreement the applicable rate is Term SOFR plus a credit spread adjustment of (a) 10 bps for a loan with a one month interest period, (b) 25 bps for a loan with a three month interest period, and (c) 40 bps for a loan with a six month interest period. The spread on borrowed assets bearing interest at Term SOFR is the reference rate + 95 bps (plus the applicable credit spread adjustment). Under the Credit Agreement the commitment fee, charged on any undrawn amount of the maximum commitment amount, is 0.15% when usage is greater than or equal to 75% or 25 bps if less than 75% of the total facility size is utilized. The average amount outstanding under the Credit Agreement for the six months ended November 30, 2023, was $63,010,929 with the average weighted average interest rate of 6.30%. As of November 30, 2023, the Fund had four SOFR loans outstanding under the Credit Agreement totaling $68,000,000, which approximates fair value. In addition to the SOFR loans, the Fund had Prime Rate loans during the period with interest rates ranging from 8.25% to 8.50%. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates during the six months ended November 30, 2023 were 8.50% and 6.13%, respectively. The weighted average interest rate at November 30, 2023 was 6.39%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:
Effective December 11, 2023, the Fund terminated its credit agreement with The Bank of Nova Scotia and entered into a new committed credit agreement (the “Credit Agreement”) with The Toronto-Dominion Bank, New York Branch (“TD Bank”). The Credit Agreement has a maximum commitment amount of $126,000,000. The borrowing rate under the Credit Agreement is equal to Term SOFR plus 1.05%. In addition, under the Credit Agreement, the Fund pays a commitment fee of 0.35% on the undrawn amount of the facility when the utilization is below 90% of the maximum commitment amount.

Additional Information
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 11, 2023. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Senior Floating Rate Income Fund II as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Mr. Erickson was 21,147,287 and the number of votes withheld was 672,120. The number of votes cast in favor of Mr. Kadlec was 20,968,016 and the number of votes withheld was 851,391. James A. Bowen, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright are the other current and continuing Trustees.
Board of Trustees
Effective September 10, 2023, the exchange-traded funds, closed-end funds, mutual funds and variable insurance funds (collectively, the “Funds”) advised by First Trust Advisors L.P. (“FTA”) announced the appointment of Ms. Bronwyn Wright as a Trustee of all Funds except the exchange-traded funds included in the First Trust Exchange-Traded Fund. Ms. Wright has acted as an independent director to a number of Irish collective investment funds since 2009. Ms. Wright is a former Managing Director of Citibank Europe plc and Head of Securities and Fund Services for Citi Ireland. In these positions, she was responsible for the management and strategic direction of Citi Ireland’s securities and fund services business which included funds, custody, security finance/lending and global agency and trust. She also had responsibility for leading, managing and growing the Trustee, Custodian and Depositary business in Ireland, the United Kingdom, Luxembourg, Jersey and Cayman.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends and/or interest or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Health Care Companies Risk. Through the Fund’s investments in senior loans, the Fund may be significantly exposed to companies in the health care sector.  Health care companies are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services. These companies are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Illiquid Securities Risk. The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Information Technology Companies Risk. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Interest Rate Risk. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.
Many financial instruments use or may use a floating rate based upon the LIBOR. The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2022. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the Fund.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities Risk. The Fund may invest a portion of its assets in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S.

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objectives. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that the borrower on a loan will repay principal (in part or in whole) prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Risks Associated with Investments in Distressed Issuers. The Fund may invest in instruments of distressed issuers, including firms that have defaulted on their debt obligations and/or filed for bankruptcy protection.  Investing in such investments involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” value. These investments are highly speculative with respect to the issuer’s ability to continue to make interest payments and/or to pay its principal obligations in full; can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations; and, for issuers involved in a bankruptcy proceeding, can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement.

Second Lien Loan Risk. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans are typically secured by a second priority security interest or lien on specified collateral securing the borrower’s obligation under the interest. Because second lien loans are second to first lien loans, they present a greater degree of investment risk. Specifically, these loans are subject to the additional risk that the cash flow of the borrower and property securing the loan may be insufficient to meet scheduled payments after giving effect to those loans with a higher priority. In addition, loans that have a lower than first lien priority on collateral of the borrower generally have greater price volatility than those loans with a higher priority and may be less liquid.

Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith.  Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions).  Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.  Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated. The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund.  Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available.  These difficulties may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE
Investment Management Agreement
Board Considerations Regarding Approval of the Continuation of the Investment Management Agreement
The Board of Trustees of First Trust Senior Floating Rate Income Fund II (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”).  The Board approved the continuation of the Agreement for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor; and information on the Advisor’s compliance program.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective.  The Board determined that,

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement.  The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor’s Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund’s investments.  The Board considered the background and experience of the members of the Leveraged Finance Investment Team and noted the Board’s prior meetings with members of the Team.  The Board considered the Advisor’s statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory fee rate payable under the Agreement for the services provided.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was below the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a benchmark index.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2022 and performed equal to the Performance Universe median for the ten-year period ended December 31, 2022.  The Board also noted that the Fund underperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2022 and outperformed the benchmark index for the ten-year period ended December 31, 2022.  In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns.  The Board also received information on the Fund’s annual distribution rate as of December 31, 2022 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund, and the ongoing oversight by the Board, the Board concluded that the advisory fee continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered.  The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving

Additional Information (Continued)
First Trust Senior Floating Rate Income Fund II (FCT)
November 30, 2023 (Unaudited)
as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board also noted that the Advisor does not utilize soft dollars in connection with the Fund.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable.

(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Trust Senior Floating Rate Income Fund II
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 5, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 5, 2024

* Print the name and title of each signing officer under his or her signature.